Spirited Funds/ETFMG Whiskey & Spirits ETF (WSKY)
a series of ETF Managers Trust

May 1, 2017

Supplement to the Prospectus and Statement of Additional Information
 dated September 30, 2016, as previously supplemented

Effective May 1, 2017, the management fee for the Spirited Funds/ETFMG Whiskey & Spirits ETF (the “Fund”) will be reduced to an annual rate of 0.60% of the average daily net assets of the Fund, calculated daily and paid monthly.

Effective May 1, 2017, the “Fees and Expenses” and “Example” sections on page 1 of the Prospectus are replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Restated to reflect the Fund’s current contractual management fee effective May 1, 2017.
2 “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$61	$192

The “Fund Management” section on Page 10 of the Prospectus is replaced with the following:

Adviser. ETF Managers Group, LLC, the investment adviser to the Fund, is a Delaware limited liability company located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Fund with overall responsibility for the day-to-day portfolio management of the Fund, subject to the supervision of the Board. For its services, the Adviser receives a fee that is equal to 0.60% per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

The last paragraph of the “Investment Advisory and Other Services” section on Page 22 of the SAI is replaced with the following:

For its services, the Adviser receives a fee that is equal to 0.60% per annum of the average daily net assets of the Fund, calculated daily and paid monthly. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b‑1) fees and expenses.

Please retain this Supplement with your Prospectus and
 Statement of Additional Information for future reference.